                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/JAMES R. BIRLE
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/KURT E. DINKELACKER
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/PAUL J. DARLING, II
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/WILLIAM F. DRAKE, JR.
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/JAMES J. FORESE
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/FREDERICK S. HAMMER
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that her is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/BARBARA BARNES HAUPTFUHRER
                                            -------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/ RICHARD A. JALKUT
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/ DANA G. MEAD
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/ RAY B. MUNDT
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/ PAUL C. O'NEILL
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/ ROGELIO G. SADA
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/ JAMES W. STRATTON
                                            ---------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is Chairman of the Board and Chief Executive Officer of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 30th day of December, 1996.

                                             /s/ JOHN E. STUART
                                            ---------------------------

                                 CERTIFICATION

  I, Karin M. Kinney, Secretary of Alco Standard Corporation, do hereby certify that the following resolutions were duly passed by the Board of Directors of the corporation on November 8, 1996, and that such resolutions are, as of the date hereof, in full force and effect:

    RESOLVED, that each of the officers and directors of the corporation is hereby authorized to appoint William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his or her attorneys-in-fact on behalf of each of them each attorney-in-fact with the power of substitution, to execute on such officer's or director's behalf, one or more registration statements and annual reports of the corporation for filing with the Securities and Exchange Commission ("SEC"), and any and all amendments to said documents which said attorney may deem necessary or desirable to enable the corporation to register the offering of debt securities and to further enable the corporation to file such reports as are necessary under Section 13 or 15(d) of the Securities Exchange Act of 1934 and such other documents as are necessary to comply with all rules, regulations or requirements of the SEC in respect thereto; and

    FURTHER RESOLVED, that any officer of the corporation is hereby authorized to do and perform, or cause to be done or performed, any and all things and to execute and deliver any and all agreements, certificates, undertakings, documents or instruments necessary or appropriate in order to carry out the purpose and intent of the foregoing resolutions.

  IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of December, 1996.



                                                   /s/ Karin M. Kinney
                                          -------------------------------------